EXHIBIT 24


                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Mediware Information Systems, Inc. (the "Company") constitutes and appoints Lawrence Auriana and Les Dace, and each of them, singly or jointly, with full power of substitution, to act for him in any and all capacities, including director, principal executive officer, as principal financial officer and/or controller or principal accounting officer of the Company to sign on his behalf any and all Reports on Form SB-2 and any amendments or supplements thereto of the Company, and to file the same with all exhibits thereto with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or their substitute or substitutes may do or cause to be done by virtue hereof.



Dated  November 27, 1996


                                             /s/ Les Dace
                                             -----------------------------
                                                 Les N. Dace


                                            ------------------------------
                                                 Lawrence Auriana


                                             /s/ Jonathan Churchill
                                             -----------------------------
                                                 Jonathan Churchill


                                             /s/ Roger Clark
                                             -----------------------------
                                                 Roger Clark


                                             /s/ Joseph Delario
                                             -----------------------------
                                                 Joseph Delario


                                             /s/ John Frieberg
                                             -----------------------------
                                                 John C. Frieberg


                                             ------------------------------
                                                 Walter Kowsh, Jr.


                                             ------------------------------
                                                      Hans Utsch


                                             /s/ Clinton Weiman
                                             -----------------------------
                                                 Clinton G. Weiman



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